SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2003 (May 7, 2003)

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure.

Guess?, Inc. issued a press release on May 7, 2003. The press release announced its financial results for the quarter ended March 29, 2003 and its retail sales results for the fiscal month of April 2003.  The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety.  In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 rather than under Item 12.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

99.1                           Press Release of Guess?, Inc. dated May 7, 2003 (financial results for first fiscal quarter of 2003)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Los Angeles, State of California, on May 7, 2003.

GUESS?, INC.

By:	/s/ Maurice Marciano
Maurice Marciano
Co-Chairman of the Board, Co-Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Guess?, Inc. dated May 7, 2003 (financial results for first fiscal quarter of 2003)